UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas  77010

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 6, 2026, the board of directors (the “Board”) of NRG Energy, Inc. (the “Company”) appointed Robert Gaudette, the Company’s current Executive Vice President, NRG Business and Wholesale Operations, as President of the Company, effective immediately, and as Chief Executive Officer, effective April 30, 2026, the date of the Company’s next annual meeting of stockholders (the “Annual Meeting”). Mr. Gaudette will also be named as a director nominee seeking election at the Annual Meeting.

Concurrently therewith, Lawrence Coben informed the Board of his intention to step down from the Company on April 30, 2026. Dr. Coben will resign as the Company’s President, effective immediately, and will remain as Chief Executive Officer and Chair of the Board through April 30, 2026. Dr. Coben will serve as an advisor to the Company from April 30, 2026 through the end of the 2026 fiscal year in order to facilitate an orderly transition. Dr. Coben’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with Dr. Coben’s departure from the Board on April 30, 2026, the Board has appointed Antonio Carrillo, who has served on the Board since 2019, to succeed Dr. Coben as Chair of the Board.

Biographical and other information about Mr. Gaudette is included the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 19, 2025. Mr. Gaudette does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which Mr. Gaudette has been appointed to his position. In addition, there have been no transactions directly or indirectly involving Mr. Gaudette that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the filing of this report, the Compensation Committee of the Board and the Board have not finalized the compensation of Mr. Gaudette in connection with his appointment as Chief Executive Officer and President. The Company will provide this information by filing an amendment to this Report after the information becomes available.

Item 7.01 Regulation FD

On January 7, 2026, the Company issued a press release announcing the matters described in Item 5.02 hereof. A copy of the news release is attached hereto and filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Document
99.1	Press Release, dated January 7, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: January 7, 2026

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